Subsequent Events	12 Months Ended
Aug. 31, 2019
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

33. SUBSEQUENT EVENTS

On October 1, 2019, the Company repaid $1,250 of 5.65% senior notes at their maturity.

Subsequent to year-end, on October 24, 2019, in accordance with the terms of our Dividend Reinvestment Plan (the “DRIP”), the Company announced that in lieu of issuing shares from treasury, it will satisfy its share delivery obligations under the DRIP by purchasing Class B Shares on the open market. In addition, the Company will reduce its discount from 2% to 0% for the Class B Shares delivered under the DRIP. These changes to the DRIP will apply to the dividends payable on November 28, 2019 to shareholders of record on November 15, 2019.

Subsequent to year-end, on October 29, 2019, the Company announced that it had received approval from the Toronto Stock Exchange (“TSX”) to establish a normal course issuer bid (“NCIB”) program. The program commenced on November 1, 2019 and will remain in effect until October 31, 2020. As approved by the TSX, the Company has the ability to purchase for cancellation up to 24,758,127 Class B Shares representing 5% of all of the issued and outstanding Class B Shares as at October 18, 2019. As of November 15, 2019, the Company has purchased 483,428 Class B Non-Voting Shares for cancellation for a total cost of approximately $13 million under the NCIB.

On November 21, 2019, the Company extended the term of its $1.5 billion bank credit facility from December 2023 to December 2024. This credit facility is used for working capital and general corporate purposes.